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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 30, 2000



                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)





       0-27316                                           94-2914362
(Commission File No.)                          (IRS Employer Identification No.)


                               1311 ORLEANS DRIVE
                               SUNNYVALE, CA 94089
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 747-1700


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 30, 2000, Molecular Devices Corporation ("Molecular Devices") completed an acquisition in which it acquired LJL BioSystems, Inc. ("LJL") in a stock-for-stock transaction. LJL was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 7, 2000 (the "Merger Agreement"), by and among Molecular Devices, LJL and Mercury Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Molecular Devices ("Merger Sub"). Pursuant to the Merger Agreement, attached hereto as Exhibit 2.1, Merger Sub was merged with and into LJL, with LJL being the surviving corporation (the "Merger"). As a result of the Merger, LJL became a wholly-owned subsidiary of Molecular Devices. In connection with the Merger: (a) each outstanding share of LJL common stock was exchanged for .30 of a share of Molecular Devices common stock, resulting in the issuance of an aggregate of approximately 4.45 million shares of Molecular Devices common stock for all outstanding shares of LJL common stock, and (b) all options to purchase shares of LJL common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of Molecular Devices common stock.

     The Merger was intended to qualify as a tax-free reorganization and to be accounted for as a "pooling of interests." Molecular Devices' press release, dated August 30, 2000, titled "Molecular Devices Announces the Completion of its Acquisition of LJL BioSystems" is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a. The required financial statements will be filed by amendment as soon as practicable.

b. The required pro forma financial information will be filed by amendment as soon as practicable.

c.   Exhibits

     Exhibit
     Number                              Description
     -------                             -----------
       2.1      Agreement and Plan of Merger and Reorganization, dated June 7, 2000
                (incorporated by reference to Exhibit 2.1 to Molecular Devices
                Corporation's Registration Statement on Form S-4, No. 333-40464,
                filed June 29, 2000, as amended).

      99.1      Press Release dated August 30, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MOLECULAR DEVICES CORPORATION

Dated: September 13, 2000         By: /s/ TIMOTHY A. HARKNESS
                                      --------------------------------
                                      Timothy A. Harkness
                                      Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


     Exhibit
     Number                              Description
     -------                             -----------
       2.1      Agreement and Plan of Merger and Reorganization, dated June 7, 2000
                (incorporated by reference to Exhibit 2.1 to Molecular Devices
                Corporation's Registration Statement on Form S-4, No. 333-40464,
                filed June 29, 2000, as amended).

      99.1      Press Release dated August 30, 2000.

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